Exhibit 10.2

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Intellectual Property License Agreement (“Agreement”), effective nunc pro tunc as of January 1, 2003 (the “Effective Date”), is entered into by and between Arcadia Biosciences, Inc. an Arizona corporation with a principal office at 202 Cousteau Place, Suite 200, Davis, CA 95616  (“ARCADIA”) and Blue Horse Labs, Inc., an Arizona corporation with a principal office at […*…] (“BLUE HORSE”).  The parties to this Agreement are collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS, BLUE HORSE and ARCADIA entered into that certain Sponsored Research and Development Agreement (the “R&D Agreement”), having an effective date of January 1, 2003, which agreement is incorporated herein by reference;

WHEREAS, pursuant to the R&D Agreement, BLUE HORSE funded the development of certain intellectual property by ARCADIA and became the sole owner of such intellectual property (the “Blue Horse IP”) that it funded; and

WHEREAS, BLUE HORSE desires to grant and ARCADIA desires to obtain a license to the Blue Horse IP in accordance with the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.                                      DEFINITIONS.

Terms in this Agreement defined in the singular have the same meanings when used in the plural and vice versa.  For purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1.                            “Affiliate” means with respect to any person or entity, any other person or entity that directly or indirectly controls, is controlled by or is under common control with such person or entity.  A person or entity shall be deemed to be “controlled” by any other person or entity if such other person or entity (i) possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such person or entity whether by contract or otherwise, (ii) has direct or indirect ownership of at least fifty percent (50%) (in the aggregate) of the voting power of all outstanding shares entitled to vote at a general election of directors of the person or entity, or (iii) has direct or indirect ownership of at least fifty percent (50%) of the equity interests in a partnership or a limited liability company.  Notwithstanding the foregoing, for purposes of this Agreement, “Affiliates” shall not include BLUE HORSE.

1.2.                            “Field of Use” as used herein shall mean development and commercialization of methods, products, and services related to plants, which shall include, but not be limited to, production of plants, seed, crops, and products therefrom.

1.3.                            “Blue Horse IP” as used herein shall mean the intellectual property listed in Appendix A, which is the subject of this Agreement, the development of which was funded by BLUE HORSE pursuant to the R&D Agreement.

1.4.                            “Product” means any product, good, or service, the use, manufacture, sale, offer for sale, import, or export of which Product would, absent the licenses granted hereunder, infringe an issued and unexpired claim of the Blue Horse IP that has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in an unappealed or unappealable decision and that has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise.

1.5.                            “Net Revenues” means the gross amount invoiced by ARCADIA or its Affiliates for the sale or other disposition of Products during the applicable period in arm’s length transactions after deduction of the following items, provided and to the extent such items are actually incurred and do not exceed reasonable and customary amounts in each market in which such sales or other dispositions occurred:  (i) commissions paid to non-Affiliated third parties; (ii) royalties paid for licenses necessary to develop and/or commercialize Products; (iii) trade and quantity discounts and rebates; (iv) credits or allowances made for rejection or return of previously sold Products; (v) any tax or government charge levied on the sale, such as value added tax (but not including income tax); (vi) any charges for freight or insurance, and (vii) bad debts and/or uncollectible amounts, provided that all such amounts have been formally designated as such in accordance with generally accepted accounting principles (GAAP), and further provided that such allowance shall not be applicable in the event and to the extent ARCADIA ultimately collects any such designated amounts.  In the event that the Products are sold or otherwise transferred to an Affiliate or a third party for a price lower than if they had been sold to a third party in an arm’s length transaction (“fair market value”), then Net Revenues shall be the fair market value of the Products to an end-user of the Products to whom ARCADIA customarily in the ordinary course of its business sells Products.  Net Revenues also shall include all amounts received by ARCADIA in connection with any license of all or part of the Blue Horse IP, including, without limitation, license fees, license maintenance fees, and milestone payments, but not including equity consideration or reimbursements for actual research and development costs incurred by ARCADIA.

1.6.                            “Term” has the meaning provided in Section 3.1.

2.                                      GRANT OF LICENSE; ELECTION TO PURCHASE.

2.1.                            Exclusive License Grant.  Subject to the terms and conditions contained in this Agreement, BLUE HORSE grants to ARCADIA and its Affiliates, and ARCADIA accepts for itself and on behalf of its Affiliates, an exclusive, worldwide, sublicensable license under the Blue Horse IP to (i) research, develop, make, have made, use, have used, import, export, distribute, sell, have sold, offer for sale, and otherwise exploit Products in the Field of Use for commercial and/or research purposes, and (ii) otherwise utilize the Blue Horse IP for any reasonable commercial and/or research purposes (the “Exclusive ARCADIA License”).

2.2.                            Sublicenses.  ARCADIA and its Affiliates are entitled to grant sublicenses under the Exclusive ARCADIA License.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2.3.                            Election to Purchase Intellectual Property Rights.

2.3.1.                  At any time during the Term of this Agreement, ARCADIA shall have the right to purchase all or part of BLUE HORSE’s rights under this Agreement including (i) all rights of BLUE HORSE in the Blue Horse IP, and (ii) BLUE HORSE’s right to receive a share of Net Revenues.  ARCADIA may exercise this right by providing BLUE HORSE with a Notice of Election.  The purchase price of BLUE HORSE’s rights shall be the fair market value of that portion of the Blue Horse IP proposed to be purchased as determined by averaging the appraised value of that portion of the Blue Horse IP as determined in good faith by an appraiser retained by ARCADIA and an appraiser retained by BLUE HORSE.  Each Party shall bear the cost associated with its respective appraiser.  The payment of fair market value and documentation of any required assignment of rights (and recordation thereof, if applicable, with the United States Patent and Trademark Office) shall occur within ninety (90) days of ARCADIA’s Notice of Election unless otherwise mutually agreed in writing by the Parties.  In determining the purchase price of BLUE HORSE’s rights under this Agreement, the value of BLUE HORSE’s right to receive a share of Net Revenues shall be equal to the fair market value of BLUE HORSE’s right to receive the stated share of Net Revenues as of the date of ARCADIA’s Notice of Election.

2.3.2.                  In the event that BLUE HORSE ceases to do business or otherwise terminates its business operations, BLUE HORSE shall promptly provide ARCADIA with written notice of the same, and ARCADIA shall have thirty (30) days from receipt of such written notice in which to exercise a first right of refusal to purchase all or part of BLUE HORSE’s rights under this Agreement, including (i) all rights of BLUE HORSE in the Blue Horse IP, and (ii) BLUE HORSE’s right to receive a share of Net Revenues.  ARCADIA may exercise this right by notifying BLUE HORSE in writing of its election (“Notice of Election”).  Where ARCADIA’s Notice of Election has not been received by BLUE HORSE within thirty (30) days of ARCADIA’s receipt of BLUE HORSE’s written notification, ARCADIA shall be deemed to have waived its purchase rights.  The purchase price of BLUE HORSE’s rights shall be the fair market value of that portion of the Blue Horse IP proposed to be purchased as determined by averaging the appraised value of that portion of the Blue Horse IP as determined in good faith by an appraiser retained by ARCADIA and an appraiser retained by BLUE HORSE.  Each Party shall bear the cost associated with its respective appraiser.  The payment of fair market value and documentation of any required assignment of rights (and recordation thereof, if applicable, with the United States Patent and Trademark Office) shall occur within ninety (90) days of ARCADIA’s Notice of Election unless otherwise mutually agreed in writing by the Parties.  In determining the purchase price of BLUE HORSE’s rights under this Agreement, the value of BLUE HORSE’s right to receive a share of Net Revenues shall be the fair market value of BLUE HORSE’s right to receive the stated share of Net Revenues as of the date of ARCADIA’s Notice of Election.  Where ARCADIA elects not to purchase BLUE HORSE’s rights herein, and any rights of BLUE HORSE in this Agreement and/or the Blue Horse IP are transferred to a third party as a result of the termination or cessation of business of BLUE HORSE, this Agreement shall not terminate and the successor in interest to BLUE HORSE shall automatically succeed to all BLUE HORSE’s rights and obligations hereunder without change in the terms or other provisions of this Agreement.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TERM; TERMINATION.

3.1.                            Term.  The Agreement will begin on the Effective Date and will expire concurrently with the last to expire patent contained within the Blue Horse IP (the “Term”).

3.2.                            Early Termination.  Either Party may, upon notice to the other, terminate this Agreement if the other Party materially breaches this Agreement and fails to cure such breach within ninety (90) days after receiving written notice thereof from the non-breaching Party. For the avoidance of doubt, termination of this Agreement shall be effective only if (i) the non-breaching Party provides notice of breach to the other Party, (ii) such breach is not cured within ninety (90) days, and (iii) the non-breaching Party then provides the other Party notice of termination upon expiration of such cure period.  The effective date of termination shall be the date of receipt of such notice of termination by the breaching Party.  If the default is cured during such period, the notice will have no force or effect.  The Parties acknowledge that termination of this Agreement for breach shall terminate any licenses granted hereunder to ARCADIA and its Affiliates in the Blue Horse IP, as well as any and all sublicenses thereto.

4.                                      PAYMENTS; REPORTING; RECORDS.

4.1.                            Revenue Sharing. In consideration of the Exclusive ARCADIA License pursuant to which the Blue Horse IP is herein licensed by BLUE HORSE to ARCADIA, ARCADIA agrees to pay BLUE HORSE a royalty of […*…] percent […*…] of the total Net Revenues received by ARCADIA and/or its Affiliates during the Term.

4.2.                            Form of Payment.  For any payment due to BLUE HORSE in accordance with Section 4.1, BLUE HORSE may, in its sole discretion and upon ARCADIA’s written request, elect to accept ARCADIA stock in lieu of a cash payment.  If BLUE HORSE so elects, then, subject to compliance with all applicable laws (including all applicable federal and state securities laws), ARCADIA shall issue to BLUE HORSE a number of shares of Arcadia Capital Stock having a then-current fair market value equivalent to the cash amount due pursuant to Section 4.1.  The Capital Stock so issued shall be Preferred Stock of ARCADIA having terms, rights, and preferences at least equal to any outstanding series or class of ARCADIA Preferred Stock or, if no ARCADIA Preferred Stock is outstanding, shall be Common Stock of ARCADIA.  In any event, the ARCADIA Capital Stock to be issued shall be valued by averaging the appraised value of the shares to be issued as determined in good faith by an appraiser retained by ARCADIA and an appraiser retained by BLUE HORSE, each to bear the cost of its appraiser.

4.3.                            Reporting.  Within thirty (60) days of the end of the applicable annual period (based on a calendar year) following the first commercial sale of a Product and within thirty (60) days after the end of each annual period thereafter, ARCADIA shall make a written report to BLUE HORSE setting forth that information, including that of Affiliates and sublicensees, necessary to permit BLUE HORSE to calculate and confirm the revenue share payment due BLUE HORSE, even if no payment is due.  At the time each report is made, ARCADIA shall pay to BLUE HORSE or any Affiliate of BLUE HORSE as BLUE HORSE may direct, the amounts shown by such report to be payable hereunder.  Payments due on sales in foreign

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

currency shall be calculated in United States dollars on the basis of the exchange rate in effect for purchase of dollars at Chase Manhattan Bank, New York, New York, on the last business day of the last-preceding December.

4.4.                            Books and Records for Payments.  ARCADIA shall keep, and shall cause its Affiliates to keep, books and records in such reasonable detail as will permit the reports provided for in this Section to be made and the revenue share payable hereunder to be determined.  ARCADIA further agrees to permit its and its Affiliates’ books and records to be inspected and audited from time to time (but not more often than once annually) during reasonable business hours by an independent auditor, designated by BLUE HORSE and approved by ARCADIA, which approval will not be unreasonably withheld, to the extent necessary to verify the reports provided for in this Section; provided, however, that such auditor shall indicate to BLUE HORSE only whether the reports and revenue share paid are correct, and if not, the reason why not.  In the event that such an audit results in additional revenue share being owed to BLUE HORSE, such amount shall be paid within twenty (20) days from written notice of deficiency along with interest calculated as from the date the correct payment was due to the date of actual payment at an annual rate of five (5) percentage points above the prime rate quoted by Chase Manhattan Bank, New York, New York, on the day payment was due, or at the greatest rate permitted by law, if lower, until paid.  If the original revenue share payment was more than ten percent (10%) less than it should have been, the cost of the audit shall be reimbursed by ARCADIA.

4.5.                            Late Payment.  If any revenue share payments owed under this Agreement are not paid when due, the unpaid amount shall bear interest, compounded annually, at an annual rate of two (2) percentage points above the prime rate quoted by Chase Manhattan Bank of New York on the day payment was due or at the greatest rate permitted by law, if lower, until paid or offset.  Any amount that remains unpaid on account of a good faith dispute for which the provisions of Section 7.2 have been invoked shall, if ultimately deemed to be owed to BLUE HORSE, bear interest, compounded annually, at an annual rate equal to the prime rate quoted by Chase Manhattan Bank of New York on the day the amount was due.

5.                                      CONFIDENTIALITY.

5.1.                            As used herein, “Confidential Information” means any information of a Party that is designated confidential in writing at the time of disclosure, or if disclosed orally, information which the receiving Party reasonably should have known was confidential or which is confirmed in writing as confidential within thirty (30) days.

5.2.                            Obligations.  Should either Party disclose to the other any of such Party’s Confidential Information (the “Disclosing Party”), the Party receiving the Confidential Information (the “Receiving Party”) shall maintain the Confidential Information in confidence, shall use at least the same degree of care to maintain the secrecy of the Confidential Information as it uses in maintaining the secrecy of its own proprietary, confidential and trade secret information, shall always use at least a reasonable degree of care in maintaining the secrecy of the Confidential Information, shall use the Confidential Information only for the purpose of performing its obligations under this Agreement and exercising its rights under this Agreement unless otherwise agreed in writing by the Disclosing Party, and shall deliver to the Disclosing

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Party, in accordance with any request from the Disclosing Party, all copies, notes, packages, diagrams, computer memory media and all other materials containing any portion of the Disclosing Party’s Confidential Information which reasonably is not required by the Receiving Party to perform its obligations under and/or to exercise its rights under this Agreement.  The Receiving Party shall not disclose any of the Disclosing Party’s Confidential Information to any person except to those Receiving Party Affiliates, employees and consultants having a need to know such Confidential Information in order to accomplish the purposes and intent of this Agreement.  The Receiving Party shall ensure that each such Affiliate, employee and consultant has been instructed to keep confidential the Confidential Information of the Disclosing Party and shall ensure that each such Affiliate, employee or consultant has signed a confidentiality agreement covering the Confidential Information of the Disclosing Party.

5.3.                            Exceptions.  Notwithstanding Section 5.1:

5.3.1.                  A Receiving Party shall have no obligation with respect to any portion of Confidential Information of the Disclosing Party that (i) the Receiving Party is able to demonstrate, in writing, was rightfully known to the Receiving Party on a non-confidential basis prior to receipt of such information from the Disclosing Party, (ii) is lawfully obtained by the Receiving Party from a third party under no obligation of confidentiality, (iii) is independently developed by the Receiving Party without use of the Confidential Information of the Disclosing Party, or (iv) is or becomes publicly available other than as a result of any act or failure to act of the Receiving Party.

5.3.2.                  A Receiving Party may disclose the Confidential Information of the Disclosing Party pursuant to a subpoena or other legal process, provided that the Disclosing Party is provided prior notice reasonably sufficient to permit the Disclosing Party to obtain a protective order, and provided further that such disclosure shall not relieve the Receiving Party from future adherence to Section 5.1 with respect to such Confidential Information.

5.3.3.                  A Receiving Party may also disclose the Confidential Information of the Disclosing Party for purposes of soliciting or securing financing and/or in connection with the Receiving Party’s licensing activities, provided that (i) such disclosure of Confidential Information is reasonably necessary to advance such financing and/or licensing activities, and (ii) the third party(ies) to whom such Confidential Information is disclosed agree(s), in writing, to maintain the confidentiality of such Confidential Information.

5.4.                            Reservation. Unless expressly provided for in this Agreement, a Disclosing Party shall retain all rights, title and interest in its own Confidential Information.

5.5.                            Agreement as Confidential Information.  Neither Party shall issue a press release or other publication announcing the existence of this Agreement or disclose the terms and conditions of the Agreement to any third party without the prior written consent of the other Party; except, however, that each Party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to its legal counsel; (iv) in confidence, to accountants, banks, and financing sources and their advisors solely for the purposes of a Party’s securing financing; (v) in connection with the enforcement of this Agreement or rights under this Agreement; or (vi) in confidence, in

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

connection with an actual or proposed merger, acquisition, license negotiation, or similar transaction solely for use in the due diligence investigation in connection with such transaction.

5.6.                            Actions on Termination.  Upon any termination of this Agreement, BLUE HORSE agrees to return or permanently destroy, at ARCADIA’s sole discretion and upon ARCADIA’s written request, all Confidential Information owned by ARCADIA in BLUE HORSE’s possession.  Upon any termination of this Agreement, ARCADIA agrees to return or permanently destroy, at BLUE HORSE’s sole discretion and upon BLUE HORSE’s written request, all Confidential Information owned by BLUE HORSE in ARCADIA’s possession.

6.                                      REPRESENTATIONS AND WARRANTIES; LIMITATION OF LIABILITY.

6.1.                            Right to Enter Agreement.  ARCADIA and BLUE HORSE each represent and warrant that they have the right to make conveyances and grants in accordance with this Agreement.

6.2.                            Limitation of Liability.  EXCEPT FOR BREACHES OF THE CONFIDENTIALITY OBLIGATIONS HEREIN, NEITHER PARTY WILL BE LIABLE TO THE OTHER WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES, OR LOST PROFITS OR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES REGARDLESS OF WHETHER ANY SUCH CLAIM FOR DAMAGES, LOST PROFITS OR OTHER COSTS IS BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6.3.                            Risk of Failure; No Representations.  ARCADIA and BLUE HORSE each recognize that risk is inherent in the collaborative efforts such as those being undertaken in this Agreement and each therefore voluntarily assumes this risk. Accordingly, subject to the rights to terminate provided in Section 2, any other failure of any Intellectual Property provided for use in connection with or developed under this Agreement to perform as desired despite the reasonable efforts of the responsible Party or Parties will not be deemed to be a breach of this Agreement.  Other than as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO INTELLECTUAL PROPERTY OWNED OR LICENSED BY THAT PARTY OR ANY KNOW-HOW INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NONINFRINGEMENT, PATENTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.                                      APPLICABLE LAW; DISPUTE RESOLUTION.

7.1.                            Governing Law; Jurisdiction.  The validity, interpretation and performance of this Agreement and any dispute connected with this agreement shall be governed by and determined in accordance with the statutory, regulatory, and decisional law of the state of Arizona and any legal actions or proceedings brought by either Party shall be subject to the exclusive jurisdiction of the state and federal courts in Maricopa County, Arizona, and any mediation or arbitration proceeding initiated by either Party pursuant to Section 7.2 shall occur in Maricopa County,

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Arizona (unless otherwise agreed by both Parties), and each Party hereby consents to the jurisdiction of the courts as provided above.

7.2.                            Dispute Resolution. If a dispute arises out of or relates to this Agreement, or the breach thereof, and if the dispute cannot be settled through negotiation, the Parties agree first to try in good faith to settle the dispute by mediation before resorting to arbitration, litigation, or some other dispute resolution procedure.  Unless the Parties agree otherwise, any such mediation shall be held in Phoenix, Arizona.

8.                                      MISCELLANEOUS PROVISIONS.

8.1.                            Notices.  All notices and other communications required or permitted under this Agreement shall be deemed to be properly given when in writing and sent by registered or certified mail, postage prepaid or by reputable courier service providing evidence of delivery or by facsimile with receipt confirmation, to the other Party at the address set forth below, or at such other address as either Party may in writing designate from time to time for these purposes.

If to BLUE HORSE:                                 Blue Horse Labs, Inc.

[…*…]

[…*…]

[…*…]

Attention: President

Fax No.: […*…]

If to ARCADIA:                                                      Arcadia Biosciences, Inc.

202 Cousteau Place #200

Davis, CA 95616

Attention:  President

Fax No.:  530-756-7027

8.2.                            Assignability.  The rights and obligations acquired herein by the Parties are not assignable, transferable or otherwise conveyable, in whole or part (by operation of law or otherwise) to any third party without the consent of other Party, which shall not be unreasonably withheld; provided, however, that either Party may, without such consent, assign its rights and obligations hereunder to any purchaser of all or substantially all of the assets of the Party related to this Agreement or to any successor corporation resulting from any merger or consolidation of a Party.  Moreover, either Party may, without the consent of the other Party, assign to any purchaser of all or substantially all of the assets of the Party related to any program identified in the Sponsored Research Agreement (i.e., [...*...]), its rights and obligations hereunder applicable to such program.  Any attempted assignment conflicting with this Section shall be null and void and without effect.

8.3.                            Severability.  In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.4.         Counterparts.  This Agreement may be executed in two (2) counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

8.5.         Headings.  Headings as to the contents of particular Sections are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Sections to which they refer.

8.6.         Force Majeure.  Except for payments of money, neither of the Parties shall be liable for any default or delay in performance of any obligation under this Agreement caused by any of the following:  act of nature, war, riot, fire, explosion, accident, flood, sabotage, compliance with governmental requests, laws, regulations, orders or actions, national defense requirements or any other event beyond the reasonable control of such Party; or labor trouble, strike, lockout or injunction (provided that neither of the Parties shall be required to settle a labor dispute against its own best judgment). The Party invoking this subparagraph shall give the other Party written notice pursuant to Section 8.1 and full particulars of such force majeure event as soon as possible after the occurrence of the cause upon which said Party is relying. Both ARCADIA and BLUE HORSE shall use reasonable efforts to mitigate the effects of any force majeure on their respective part.

8.7.         Negation of Agency.  It is agreed and understood by the Parties hereto that each of BLUE HORSE and ARCADIA, in performance of its obligations and responsibilities under this Agreement, is an independent contractor and that nothing herein contained shall be deemed to create an agency, partnership, joint venture or similar relationship between the Parties.  The manner by which each of BLUE HORSE and ARCADIA carries out its performance under this Agreement is within each of BLUE HORSE’s and ARCADIA’s sole discretion and control.

8.8.         Other Requests.  The Parties hereto agree that upon reasonable request of the other Party, each such Party shall execute and deliver such additional documents and Agreements, and take such further actions, as may be necessary in order to fulfill and give effect to the terms of this Agreement.

8.9.         Integration; Amendment and Waiver.  This Agreement, including any exhibits or other attachments hereto, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between the Parties with respect to the subject matter hereof.  This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by both Parties or, in the case of waiver, by the Party or Parties waiving compliance.  The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same.  No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the Effective Date.

BLUE HORSE LABS, INC.		ARCADIA BIOSCIENCES, INC.

By:	/s/ Jonathan Thatcher	By:	/s/ Eric J. Rey

Name:	Jonathan Thatcher	Name:	Eric J. Rey

Its:	Treasurer	Its:	President & CEO

Date:	5/19/08	Date:	5/15/08

Signature Page to Intellectual Property License Agreement

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APPENDIX A

BLUE HORSE IP

Country Code	Application Number	Title	Inventors	Filing Date	Patent Number
US	11/438,951	Safflower with elevated gamma-linolenic acid	Emlay, Donald Flider, Frank J. Knauf, Vic C. Rey, Eric Shewmaker, Christine	5/22/2006
PCT	PCT/US2006/20047	Safflower with elevated gamma-linolenic acid	Emlay, Donald Flider, Frank J. Knauf, Vic C. Rey. Eric Shewmaker, Christine	5/22/2006
AR	P060102090	Safflower with elevated gamma-linolenic acid	Emlay, Donald Flider, Frank J. Knauf, Vic C. Rey. Eric Shewmaker, Christine	5/22/2006
US	11/644,321	Nitrogen-efficient monocot plants	Good, Allen G. Depauw, Mary Shrawat, Askok Theodoris, George Kridl, Jean C.	12/21/2006
PCT	PCT/US2006/49241	Nitrogen-efficient monocot plants	Good, Allen G. Depauw, Mary Shrawat, Askok Theodoris, George Kridl, Jean C.	12/21/2006
AR	60105745	Nitrogen-efficient monocot plants	Good, Allen G. Depauw, Mary Shrawat, Askok Theodoris, George Kridl, Jean C.	12/21/2006
TH	601006505	Nitrogen-efficient monocot plants	Good, Allen G. Depauw, Mary Shrawat, Askok Theodoris, George Kridl, Jean C.	12/22/2006

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

A-1

Country Code	Application Number	Title	Inventors	Filing Date	Patent Number
US	11/644,453	Promoter sequence obtained from rice and methods of use	Good, Allen G. Depauw, Mary Shrawat, Askok	12/21/2006
PCT	PCT/US2006/48875	Promoter sequence obtained from rice and methods of use	Good, Allen G. Depauw, Mary Shrawat, Askok	12/21/2006
AR	60105746	Promoter sequence obtained from rice and methods of use	Good, Allen G. Depauw, Mary Shrawat, Askok	12/21/2006
TH	601006506	Promoter sequence obtained from rice and methods of use	Good, Allen G. Depauw, Mary Shrawat, Askok	12/22/2006
US	60/797,001	Nitrogen-efficient field-grown plants	Lu, Zhongjin	5/2/2006

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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AMENDMENT #1

TO

INTELLECTUAL PROPERTY LICENSE AGREEMENT

This AMENDMENT #1 (“Amendment”) to the Intellectual Property License Agreement having an Effective Date of January 1, 2003 (“Agreement”) by and between Arcadia Biosciences, Inc., an Arizona corporation having its principal address at 202 Cousteau Place, Suite 200, Davis, California 95616 (“ARCADIA”), and Blue Horse Labs, Inc., an Arizona corporation having its principal place of business at […*…] (“BLUE HORSE”), shall be effective as of August 1, 2009 (the “Amendment Effective Date”).

The parties to this Amendment are collectively referred to as the “Parties” and individually as a “Party”.

The Parties agree to amend the Agreement as follows:

Section 4.3 of the Agreement shall be replaced, in its entirety, by the following:

“4.3                         Reporting.

4.3.1                    Within sixty (60) days of the end of the applicable annual period (based on a calendar year) following first commercial sale of a Product and within sixty (60) days after the end of each annual period thereafter, ARCADIA shall make a written report to BLUE HORSE setting forth that information, including that of its Affiliates, necessary to permit BLUE HORSE to calculate and confirm the revenue share payment due to BLUE HORSE pursuant to Section 4.1, even if no payment is due for such annual period.

4.3.2                    Prior to first commercial sale of a Product, if ARCADIA receives Net Revenues in connection with any license of all or part of the Blue Horse IP during a particular annual period (based on a calendar year), ARCADIA shall make a written report to BLUE HORSE within sixty (60) days after the end of such annual period setting forth that information necessary to permit BLUE HORSE to calculate and confirm the revenue share payment due to BLUE HORSE pursuant to Section 4.1. Notwithstanding the foregoing, with respect to that portion of the Term commencing on the Effective Date and ending December 31, 2008, the Parties agree that the first written report due to BLUE HORSE pursuant to this Section 4.3.2 shall be due no later than August 31, 2009.

4.3.3                    At the time any report is made pursuant to Section 4.3.1 or 4.3.2, ARCADIA shall pay to BLUE HORSE or any Affiliate of BLUE HORSE as BLUE HORSE may direct, the amounts shown by such report to be payable hereunder. Payments due on sales in foreign currency shall be calculated in United States dollars on the basis of the exchange rate in effect for purchase of dollars at Chase Manhattan Bank, New York, New York, on the last business day of the last-preceding December.”

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Any and all provisions of the Agreement not expressly modified by this Amendment shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their authorized representatives effective as of the Amendment Effective Date.

ARCADIA BIOSCIENCES, INC.		BLUE HORSE LABS, INC.

By:	/s/ Eric J. Rey	By:	/s/ Darby Shupp

Name:	Eric J. Rey	Name:	Darby Shupp

Title:	President & CEO	Title:	Treasurer

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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